UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2025

ePlus inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34167	54-1817218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13595 Dulles Technology Drive
Herndon, VA 20171-3413
(Address of principal executive offices, including zip code)

(703) 984-8400
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PLUS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01  Regulation FD Disclosure
Previously, on June 30, 2025, ePlus inc. (the “Company”) filed a Current Report on Form 8-K (the “Transaction Form 8-K”), disclosing that the Company had completed the sale of 100% of the membership interests of Expo Holdings, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“HoldCo”), thereby selling the Company’s domestic subsidiaries comprising the majority of the Company’s financing business segment, to Marlin Leasing Corporation, a Delaware corporation (“Buyer”), pursuant to that certain Membership Interest Purchase Agreement (the “Purchase Agreement”), dated June 20, 2025, by and among Buyer, the Company and HoldCo (the “Transaction”). On July 7, 2025, the Company amended the Transaction Form 8-K to provide, as Exhibit 99.2 thereto, the pro forma financial information required by Item 9.01 of Form 8-K (the “Original Pro Forma Financial Statements”).
The Original Pro Forma Financial Statements provided unaudited pro forma statements of income that were prepared as if the Transaction occurred on April 1, 2022, and an unaudited pro forma balance sheet that was prepared as if the Transaction occurred on March 31, 2025. Beginning with the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2025, the historical results of HoldCo were reflected in the Company’s consolidated financial statements as discontinued operations.
Because the Company customarily provides investor presentations that show select financial information over five fiscal years, the Company is hereby providing certain supplemental pro forma financial information, attached hereto as Exhibit 99.1, as if the Transaction occurred on April 1, 2020 (the “Supplemental Pro Forma Financial Information”). The Supplemental Pro Forma Financial Information also includes quarterly pro forma historical results for the fiscal years ending March 31, 2025 and 2024. The Supplemental Pro Forma Financial Information is provided as a convenience to investors for information purposes only.
The Supplemental Pro Forma Financial Information reflects many, but not all, adjustments required for pro forma financial information prepared in accordance with Article 11 of Regulation S-X and is not intended to be a complete presentation of the Company’s operating results or financial position. The Supplemental Pro Forma Financial Information does not purport to represent what the Company’s operations would have been nor do they purport to project the results of operations for any future period and should not be relied upon as an indicator of future performance, financial condition or liquidity.
The information in Item 7.01 of this Current Report on Form 8-K (including the Supplemental Pro Forma Financial Information provided in Exhibit 99.1) is being furnished pursuant to Regulation FD in order to provide investors with supplemental financial information and historical data, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference in any filing under the Exchange Act and the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
The Supplemental Pro Forma Financial Information should be read in conjunction with the separate historical financial statements and accompanying notes contained in the Company’s Quarterly Reports on Form 10-Q and the Company’s Annual Report on Form 10-K for the year ended March 31, 2025, as well as the Transaction Form 8-K, as amended, including the Original Pro Forma Financial Statements.

Cautionary Language Concerning Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “should,” “expects,” “intends,” “projects,” “plans,” “believes,” “estimates,” “targets,” “anticipates,” and other similar words or expressions, or the negative thereof, generally can be used to help identify these forward-looking statements. Examples of forward-looking statements include statements relating to the anticipated benefits of the Transaction, which is subject to a number of post-closing adjustments; our ability to earn and/or receive the holdback premium and earn-out payments, if any; and any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on expectations and assumptions that we believe to be reasonable when made, but that may not prove to be accurate. Forward-looking statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Among these factors are risks related to general conditions in the economy and our industry, including those due to regulatory changes, the post-closing performance of HoldCo and related entities, as operated by Buyer after the closing, and other important factors disclosed previously and from time to time in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K.
All information set forth in this Current Report on Form 8-K is current as of the date hereof and the Company undertakes no duty or obligation to update this information either as a result of new information, future events or otherwise, except as required by applicable U.S. securities law.
(d) Exhibits

Exhibit No.	Description

99.1	Supplemental Pro Forma Financial Information of ePlus inc.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.

By: /s/ Elaine D. Marion
Elaine D. Marion
Chief Financial Officer

Date: September 15, 2025